Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of PTC Therapeutics, Inc. (the "Company") for the period ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Emily Hill, Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to her knowledge:

(1)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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Date: February 25, 2021	By:	/s/ EMILY HILL
Emily Hill
Chief Financial Officer
(Principal Financial Officer)